UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2014

_______________________

BioLife Solutions, Inc.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	0-18710	94-3076866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3303 Monte Villa Parkway
Bothell, Washington 98021
(Address of principal executive offices, including zip code)

 (425) 402-1400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On August 6, 2014, BioLife Solutions, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) at its principal executive office in Bothell, Washington. At the Annual Meeting, the Company’s stockholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on June 20, 2014:

Proposal 1:

The Company’s stockholders elected the following directors to hold office until the 2015 Annual Meeting:

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael Rice	6,704,684	116,417	2,953,159
Raymond Cohen	6,722,732	98,369	2,953,159
Andrew Hinson	6,802,131	18,970	2,953,159
Joseph Schick	6,802,169	18,932	2,953,159
Rick Stewart	6,802,212	18,889	2,953,159

Proposal 2:

The Company’s stockholders ratified the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for 2014, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,696,633	44,591	22,778	2,953,159

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLIFE SOLUTIONS, INC.

Dated: August 8, 2014	By:	/s/ Daphne Taylor
Daphne Taylor
Chief Financial Officer